PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consisted of the following (in RMB thousands):

	December 31,
	2012	2013
Computers and software	41,250	42,226
Furniture, fixtures and equipment	26,653	21,055
Vehicles	6,124	6,077
Leasehold improvements	45,331	45,061
	119,358	114,419
Less: accumulated depreciation and amortization	(78,526)	(80,985)

Property and equipment, net	40,832	33,434

        For the years ended December 31, 2011, 2012 and 2013, depreciation and amortization expenses for property and equipment amounted to RMB29.9 million, RMB22.7 million and RMB18.0 million, respectively.

        The Group assessed the recoverability of the property and equipment by comparing the carrying value of the property and equipment to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. Where the fair value is lower than the carrying value, an impairment loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. No impairment of long-lived assets was recognized for the years ended December 31, 2011, 2012 and 2013.